EXHIBIT 99.1

Presentation Materials dated September 2007

People's United Financial, Inc.

People's United Financial, Inc.

P B C T Lehman Brothers Financial Services Conference Presentation by Philip R. Sherringham Chief Financial Officer September 2007

P
B
C
T
2
Forward-Looking Statement
Certain comments made in the course of this presentation by People's United Financial are forward-looking in nature.  These include all statements about People's United
Financial's operating results or financial position for periods ending or on dates occurring after June 30, 2007 and usually use words such as "expect", "anticipate",
"believe", and similar  expressions.  These comments represent management's current beliefs, based upon information available to it at the time the statements are made, with regard to the matters addressed.
All forward-looking statements are subject to risks and uncertainties that could cause
People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to
People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6)
residential mortgage and secondary market activity; (7) changes in accounting and regulatory guidance applicable to banks; (8) price levels and conditions in the public securities markets generally; (9) competition and its effect on pricing, spending, third-
party relationships and revenues; and (10) the successful integration of Chittenden
Corporation.  People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

P
B
C
T
3
Premier Regional Bank in New England
Full service commercial bank
Headquartered in Fairfield County, CT
Two primary lines of business:
Middle Market Commercial Banking and Retail Banking
Today: 160 branches in CT
$14 Bn in assets, $9 Bn in deposits
Post-Chittenden: 300 branches in six states
$21 Bn in assets, $15 Bn in deposits
Recent strategic actions:
4/16/07: Raised $3.4 Bn of equity in mutual conversion
6/6/07: Re-branded People's Bank to People's United Bank
6/27/07: Announced $1.8 Bn acquisition of Chittenden
8/9/07: Applied for permission for early share repurchase program
Currently converting to state-of-the-art deposit system

P
B
C
T
4
People's United Bank Marketplace
Connecticut
Highest per capita income in the United States
Unemployment rate currently 10 basis points lower
than the national rate
Fairfield County
Per capita income nearly double the national average
Bridgeport/Stamford/Norwalk metropolitan statistical
area - highest per capita income in the United States

P
B
C
T
5
Leading Market Positions…
State / County
Market Share
(%)
Deposits
($Bn) Branches Rank
11.6 9.1 160 3 Connecticut Overall
5.4 0.1 2 8 Windham
4.1 0.2 6 10 Litchfield
21.7 5.0 63 1 Fairfield
= Ranked in top 5
8.8 1.5 33 4 New Haven
5.9 1.3 34 4 Hartford
12.3 0.5 13 2 New London
10.5 0.2 5 3 Tolland
5.9 0.2 4 5 Middlesex
Source: SNL Securities as of 6/30/06

P
B
C
T
6
…In America’s Wealthiest Markets
Market
Connecticut is the second wealthiest state by median household income
U.S. Overall
Connecticut Overall
Windham
Litchfield
Middlesex
Tolland
New London
Hartford
New Haven
Fairfield
Westchester, NY
2006
Population
303,000,000
3,549,000
115,900
191,400
164,900
148,700
271,500
887,400
853,800
915,600
955,300
–
People’s Wtd. Avg.
(1)
PBCT
Rank
3
8
10
5
3
2
4
4
1
–
–
2006 Median
Household
Income
($)
51,546
66,018
54,130
68,650
73,535
71,518
61,758
61,965
60,019
81,678
80,686
72,990
Note: (1) Weighted by deposits. Source: SNL Securities

P B C T 7 Chittenden Acquisition

P
B
C
T
8
Building the Northeast's Premier Regional Bank
Strategically Compelling
Creates premier regional banking franchise in New England
Combines two high-performing banks with similar balance
sheets and businesses
Provides size and scale for future growth
Financially Attractive
IRR in excess of People's United Financial cost of capital
(13% IRR)
Significantly accretive to EPS in year 1
Transaction structure provides People's United Financial
with continued balance sheet and capital flexibility

P
B
C
T
9
Overview of Chittenden
Headquartered in Burlington, VT
Over 140 branches in VT, NH, MA, ME and CT through
six bank subsidiaries
(1)
Assets of $7.3 billion; deposits of $6.0 billion
(1)
Three primary business lines: Commercial Banking,
Community Banking, Wealth Management
Commercial loans represent 70% of total loans
(1)
Core deposits comprise 80% of total funding
(1)
$2.4 billion in assets under full discretionary management
(1)
Excellent credit quality with net charge-offs averaging
0.14% over the last 5 years
Note: (1) Pro forma for Community Bank & Trust (CB&T)

P
B
C
T
10
Entry into Attractive New Markets
3.5
2.6
PBCT CHZ
Projected Population Growth (%)
(1)
Market
CHZ
Deposits
(2)
($Bn)
Total
Population Businesses
Median
Age
Vermont 2.7 620,000 30,000 34
Greater Portland 0.4 470,000 20,000 35
Southern NH / Seacoast 1.4 1,000,000+ 40,000 37
Greater Worcester 0.5 777,000 25,000 36
Greater Springfield 0.6 850,000 23,000 36
Note: (1) 2006 – 2011 projected change weighted by MSA deposits; pro forma
(2) Pro forma for CB&T
Greater Bangor 0.4 147,000 6,000 37

P
B
C
T
11
New PBCT Footprint
Note: (1) Pro forma for CB&T
Diversified footprint with 300+
branches and $15 billion in
deposits across six states
Considerable scarcity value as
only major independent bank
with presence across
Northeast
PBCT (160 Branches) CHZ (141 Branches)
NH
(1)
MA
VT
CT
ME
% of
Deposits
8
7
18
62
5
Branches
39
20
51
160
30
NY - 1
CT
MA
RI
VT
Bridgeport
Providence
Springfield
Worcester
Boston
Manchester
Bennington
Burlington
Portland
NH
89
91
93
195
495
84

P
B
C
T
12
Compatible Operating Models
Low cost, stable core deposit funding
Emphasis on relationship-driven commercial lending
Strong liquidity position – minimal wholesale leverage
Disciplined loan and deposit pricing
Conservative underwriting standards
Focus on customer experience and convenience
Local bank of choice
Low execution risk
Integration planning on track

P
B
C
T
13
PBCT Pro Forma for Chittenden (1)
Loans $9.0 $14.6
Total Assets $13.8 $21.1
Deposits $9.1 $15.1
Stockholders' Equity $4.5 $5.3
Tangible Equity $4.4 $3.7
Tangible Equity Ratio 32.1% 18.9%
Branches 160 300+
($ in billions)
June 30, 2007
Actual Pro Forma
(1) Pro forma for CB&T

P B C T 14 Second Quarter Financial Overview

P
B
C
T
15
High Quality Balance Sheet
Funded with core deposits and stockholders' equity
Deposits of $9.1 billion as of June 30, 2007
Third largest deposit market share in CT
Number one market share in affluent Fairfield County
Demand deposits represent 25% of deposits
Loans of $9.0 billion as of June 30, 2007
$4.2bn in commercial banking loans (a leader
in middle market lending in CT)
$3.6bn in residential mortgages (a leading
residential mortgage lender in CT)
$1.2bn in home equity loans
No sub prime or Alt A exposure

P
B
C
T
16
Net income of $13.5 million or 4.6 cents per share
Operating net income of $53.1 million or 18.2 cents per
share, excluding $60 million contribution to the People's
United Community Foundation
ROA of 1.59%, excluding contribution
Net interest margin of 4.23%
Strong asset quality
Second Quarter Highlights

P B C T 17 Expanding Net Interest Margin 3.82 3.89 4.01 3.94 4.23 Q2 2006 Q3 2006 Q4 2006 Q1 2007 Q2 2007 Percent

P
B
C
T
18
Superior Asset Quality
Percent except NPA’s and Allowance for Loan Losses ($ in millions)
As of and for the quarters ended
Q2 2007 Q1 2007 Q2 2006
NPA's 18.4 $            19.4 $            28.1 $
Allowance for Loan Losses 72.5               74.4               74.0
NPA's / Total Loans, REO &
Repossessed assets
0.20% 0.21% 0.31%
Allowance / Total Loans 0.80 0.80 0.82
Allowance / NPL's 405 389 267
Net Loan Charge-Offs / Avg
Loans
0.16 0.01 0.01

P
B
C
T
19
Shared National Credits
7% of total loans, 15% of commercial banking loans
Total portfolio $626 million
C & I $397 million (63%)
CRE $229 million (37%)
By state
New York $138 million
Florida $96 million
Connecticut $80 million
California $73 million
By industry
Residential $217 million
Finance/insurance $116 million

P B C T 20 Key Strategies

P
B
C
T
21
Commercial Banking Customer Strategy
Experienced management team
Long-term stable market presence
Local knowledge and decision making
Success in attracting talent and customers
from competitors

P
B
C
T
22
Consumer Deposit Strategy
Focus on margin management with particular
emphasis on disciplined deposit pricing
Concentrate on the acquisition and retention of retail
checking accounts
Increase fee-based income while maintaining
competitiveness in a "Free Checking" market
Continue investing in bank franchise with plans to
open up to 15 branches in Westchester County, NY
by the end of 2009

STOP & SHOP

People's United Financial, Inc.

People's United Financial, Inc.

P
B
C
T
23
A Winning Combination
Complementary to traditional branch network: Not a
stand-alone strategy
Stop & Shop is the leading grocery store chain in
Connecticut
(1)
Exclusive long-term agreement
Full service banking 7-days-a-week
Stop & Shop network accounts for 40% of total branch
transactions
27% of home equity loan originations
47% of new retail checking and savings accounts
34% of new commercial checking accounts
Note: (1) Source: Modern Grocer

P B C T 24 Outlook

P
B
C
T
25
PBCT In Today's Environment
Asset Quality
No sub prime / Alt A exposure
Very low net charge-offs and NPA's
Liquidity
No borrowings
Over $4 billion in cash equivalents as of
June 30, 2007
Capital
Over $2 billion in excess capital post Chittenden
Strong ratios - pro forma tangible equity ratio post
Chittenden of 18.9%
Earnings
Margin:  4.23%
ROA:     1.59%

P B C T 26 Near-Term Priorities Continue to focus on driving financial performance Successfully integrate Chittenden Initiate share repurchase program as soon as possible